OppFi Announces Increase to Share Repurchase Program Authorization Permits Company to Purchase an Additional $20 Million of Class A Common Stock CHICAGO, August 26, 2025— OppFi Inc. (NYSE: OPFI) (“OppFi” or the “Company”), a tech-enabled digital finance platform that partners with banks to offer financial products and services to everyday Americans, today announced that its Board of Directors (the “Board”) has approved an increase to the Company’s existing share repurchase program. The Board has authorized the purchase of up to an additional $20 million of the Company's Class A common stock, bringing the total authorization under the program to $40 million. Under the existing program, the Company previously repurchased approximately 1.4 million shares of its Class A common stock for approximately $7.6 million, with approximately 390,000 shares repurchased in the third quarter of 2025. Inclusive of the increase, the Company has approximately $32.4 million of capacity under the repurchase authorization. "We believe that our stock trades at a significant discount to its intrinsic value," said Todd Schwartz, CEO and Executive Chairman or OppFi. "This increase to our share repurchase program reflects our continued confidence in OppFi's long-term growth prospects and our commitment to returning value to our stockholders. We will continue to be opportunistic in our repurchases, with a focus on maximizing long-term value creation." Repurchases under the program may be made from time to time on the open market, through privately negotiated transactions, or via other methods, in accordance with applicable securities laws and other relevant legal requirements. The timing and amount of repurchases will depend on market conditions, share price, trading volume, and other factors. The program does not obligate the Company to repurchase any specific dollar amount or number of shares, and it may be extended, modified, suspended, or discontinued at any time. About OppFi OppFi (NYSE: OPFI) is a tech-enabled digital finance platform that partners with banks to offer financial products and services to everyday Americans. Through this transparent and responsible platform, which emphasizes financial inclusion and exceptional customer experience, the Company assists consumers who are underserved by traditional financing options in building improved financial health. OppLoans by OppFi maintains a 4.5/5.0 star rating on Trustpilot based on over 4,900 reviews, positioning the Company among the top consumer-rated financial platforms online. OppFi also holds a 35% equity interest in Bitty Holdings, LLC (“Bitty”), a credit access company that provides revenue-based financing and other working capital solutions to small businesses. For additional information, please visit oppfi.com. Contacts: Investor Relations: Mike Gallentine Head of Investor Relations mgallentine@oppfi.com Media Relations: media@oppfi.com Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “possible,” “continue,” and variations and similar words and expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, statements regarding the amount, timing and execution of OppFi’s share repurchase program, the value of OppFi’s Class A common stock, OppFi’s expectations with respect to its full year 2025 guidance, the future performance of OppFi’s platform, and expectations for OppFi’s growth and future financial performance. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions, the impact of tariffs, and tightening of credit markets on OppFi’s business; the impact of challenging macroeconomic and marketplace conditions; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; OppFi’s ability to scale and grow the Bitty business; the impact that events involving financial institutions or the financial services industry generally, such as actual concerns or events involving liquidity, defaults, or non-performance, may have on OppFi’s business; risks related to any material weakness in OppFi’s internal controls over financial reporting; the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; risks related to evaluating and potentially consummating acquisitions; concentration risk; risks related to OppFi’s ability to comply with various covenants in its corporate and warehouse credit facilities; risks related to potential litigation; changes in applicable laws or regulations, including, but not limited to, impacts from the One Big Beautiful Bill Act; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.